EXHIBIT 99.2





                                    GLIMCHER




                            Supplemental Information
                For The Three and Six Months Ended June 30, 2005

                              GLIMCHER REALTY TRUST

                            Supplemental Information
                For the Three and Six Months Ended June 30, 2005

                                TABLE OF CONTENTS

Income Statement Data:
       Quarterly Income Statement                                     Page 1

       Year-to-Date Income Statement                                  Page 2

       Calculation of Funds from Operations and FFO Payout Ratio      Page 3

       EBITDA, Operating Ratios and Earnings per Share                Page 4

       Segment Reporting                                              Page 5

Balance Sheet Data:
       Comparative Balance Sheets                                     Page 6

       Market Capitalization and Debt Coverage Ratios                 Page 7

       Debt Schedule                                                  Page 8

       Debt Maturities Schedule                                       Page 9

Operational Data:
       Occupancy Statistics                                           Page 10

       Leasing Results and Re-leasing Spreads                         Page 11

       Mall Portfolio Statistics by Asset Category                    Page 12

       Summary of Significant Tenants                                 Page 13

       Top 10 Regional Mall Tenants                                   Page 14

       Lease Expiration Schedule                                      Page 15

Development Activity:
       Capital Expenditures                                           Page 16

       Redevelopment Activity                                         Page 17

                           Quarterly Income Statement
                             (dollars in thousands)

                                                       --------------------------------------------------------------------------
                                                                              Three Months Ended June 30,
                                                       --------------------------------------------------------------------------
                                                                       2005                                  2004
                                                       -----------------------------------    -----------------------------------
                                                          As      Discontinued      Pre          As      Discontinued      Pre
                                                       Reported    Operations     FAS 144     Reported    Operations      FAS 144
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Revenues:
Minimum rents                                          $  51,901    $     584    $  52,485    $  52,557    $   4,452    $  57,009
Percentage rents                                           1,751          247        1,998        1,191          (33)       1,158
Tenant reimbursements                                     25,464          121       25,585       25,017          185       25,202
Out parcel sales                                           1,000            -        1,000        1,793            -        1,793
Other (See components below)                               4,538           32        4,570        4,803           77        4,880
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Total Revenues                                            84,654          984       85,638       85,361        4,681       90,042
                                                       ---------    ---------    ---------    ---------    ---------    ---------

Expenses:
Property operating expenses                              (18,204)        (200)     (18,404)     (19,412)        (533)     (19,945)
Real estate taxes                                         (9,779)         (77)      (9,856)      (9,723)        (426)     (10,149)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
                                                         (27,983)        (277)     (28,260)     (29,135)        (959)     (30,094)
Provision for credit losses                                 (887)         (11)        (898)      (1,692)         (60)      (1,752)
Other operating expenses                                  (2,086)         (12)      (2,098)      (1,684)          33       (1,651)
Cost related to sales of out parcels                        (946)           -         (946)      (1,261)           -       (1,261)
Real estate depreciation and amortization                (20,350)        (147)     (20,497)     (17,798)      (1,036)     (18,834)
Non-real estate depreciation and amortization               (538)          (1)        (539)        (532)          (5)        (537)
General and administrative                                (5,661)          (2)      (5,663)      (3,688)          (2)      (3,690)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Total Expenses                                           (58,451)        (450)     (58,901)     (55,790)      (2,029)     (57,819)
                                                       ---------    ---------    ---------    ---------    ---------    ---------

Operating Income                                          26,203          534       26,737       29,571        2,652       32,223

Interest income                                               71            7           78           89            3           92
Interest expense                                         (21,484)         (96)     (21,580)     (22,793)        (271)     (23,064)
Loan fee amortization                                       (668)          (8)        (676)      (2,062)         (26)      (2,088)
Equity in income of unconsolidated entities                    -            -            -            -            -            -
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Income before minority interest and discontinued
    operations                                             4,122          437        4,559        4,805        2,358        7,163
Minority interest in operating partnership                    95            -           95         (251)           -         (251)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Income from continuing operations                          4,217          437        4,654        4,554        2,358        6,912
Discontinued Operations:
    Impairment Loss                                       (1,375)                   (1,375)           -                         -
    Income from operations                                   437         (437)           -        2,358       (2,358)           -
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net income                                                 3,279            -        3,279        6,912            -        6,912
Preferred stock dividends                                 (4,359)           -       (4,359)      (4,359)           -       (4,359)
Issuance Costs write-off upon Series B Redemption              -            -            -            -            -            -
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net income available to common shareholders            $  (1,080)   $       -    $  (1,080)   $   2,553    $       -    $   2,553
                                                       =========    =========    =========    =========    =========    =========


Components of Other Revenue:
Fee Income                                             $       -    $       -    $       -    $       -    $       -    $       -
Specialty leasing and sponsorship income                   3,323           32        3,355        3,662           77        3,739
Other                                                      1,215            -        1,215        1,141            -        1,141
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Total                                                  $   4,538    $      32    $   4,570    $   4,803    $      77    $   4,880
                                                       ---------    ---------    ---------    ---------    ---------    ---------

Note: Pre FAS 144 column includes both continuing and discontinued operations.

                    YEAR-TO-DATE INCOME STATEMENTS - FAS 144
                      (in thousands, except per share data)

                                                        --------------------------------------------------------------------------
                                                                                Six Months Ended June 30,
                                                        --------------------------------------------------------------------------
                                                                        2005                                  2004
                                                        -----------------------------------    -----------------------------------
                                                            As     Discontinued      Pre          As      Discontinued      Pre
                                                         Reported   Operations     FAS 144      Reported   Operations      FAS 144
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Revenues:
Minimum rents                                           $ 105,517    $     987    $ 106,504    $ 105,184    $   8,111    $ 113,295
Percentage rents                                            2,789          240        3,029        2,842           96        2,938
Tenant reimbursements                                      50,179          290       50,469       49,996          983       50,979
Out parcel sales                                            1,450            -        1,450        2,228            -        2,228
Other (see components below)                                8,939           69        9,008        9,510          130        9,640
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Total Revenues                                            168,874        1,586      170,460      169,760        9,320      179,080
                                                        ---------    ---------    ---------    ---------    ---------    ---------

Expenses:
Property operating expenses                               (36,645)        (448)     (37,093)     (39,649)      (1,318)     (40,967)
Real estate taxes                                         (19,682)        (155)     (19,837)     (18,246)        (843)     (19,089)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                                                          (56,327)        (603)     (56,930)     (57,895)      (2,161)     (60,056)
Provision for credit losses                                (2,326)         (21)      (2,347)      (3,032)        (353)      (3,385)
Other operating expenses                                   (3,870)         (57)      (3,927)      (3,468)        (156)      (3,624)
Cost related to sales of out parcels                       (1,010)           -       (1,010)      (1,648)           -       (1,648)
Real estate depreciation and amortization                 (38,511)        (322)     (38,833)     (36,760)      (2,451)     (39,211)
Non-real estate depreciation and amortization              (1,055)          (2)      (1,057)      (1,121)         (12)      (1,133)
General and administrative                                (11,924)          (4)     (11,928)      (6,500)          (3)      (6,503)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Total Expenses                                           (115,023)      (1,009)    (116,032)    (110,424)      (5,136)    (115,560)
                                                        ---------    ---------    ---------    ---------    ---------    ---------

Operating Income                                           53,851          577       54,428       59,336        4,184       63,520

Interest income                                               135           12          147          147            6          153
Interest expense                                          (42,584)        (182)     (42,766)     (45,763)        (541)     (46,304)
Loan fee amortization                                      (1,302)         (16)      (1,318)      (3,032)         (66)      (3,098)
Equity in income of unconsolidated entities                     -            -            -            3            -            3
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Income before minority interest and discontinued
    operations                                             10,100          391       10,491       10,691        3,583       14,274
Minority interest in operating partnership                    (41)           -          (41)        (305)           -         (305)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Income from continuing operations                          10,059          391       10,450       10,386        3,583       13,969
Discontinued Operations:
    Gain on sale of properties                                  -            -            -        3,020            -        3,020
    Impairment loss                                        (1,375)           -       (1,375)           -            -            -
    Income from operations                                    391         (391)           -        3,583       (3,583)           -
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Net income                                                  9,075            -        9,075       16,989            -       16,989
Preferred stock dividends                                  (8,718)           -       (8,718)      (8,798)           -       (8,798)
Issuance Costs write-off upon Series B Redemption               -            -            -       (4,878)           -       (4,878)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Net income available to common shareholders             $     357    $       -    $     357    $   3,313    $       -    $   3,313
                                                        =========    =========    =========    =========    =========    =========


Components of Other Revenue:
Fee Income                                              $       -    $       -    $       -    $      15    $       -    $      15
Specialty leasing and sponsorship income                    6,638           69        6,707        7,223          130        7,353
Other                                                       2,301            -        2,301        2,272            -        2,272
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Total                                                   $   8,939    $      69    $   9,008    $   9,510    $     130    $   9,640
                                                        ---------    ---------    ---------    ---------    ---------    ---------

Note: Pre FAS 144 column includes both continuing and discontinued operations.

                      CALCULATION OF FUNDS FROM OPERATIONS
                              and FFO PAYOUT RATIO
                      (in thousands, except per share data)

                                           ------------------------------    ------------------------------------------------------
                                                        2005                                         2004
                                           ------------------------------    ------------------------------------------------------
                                            3 mos      3 mos        YTD       3 mos       3 mos      3 mos       3 mos       12 mos
                                           Mar. 31    June 30     June 30    Mar. 31     June 30    Sept. 30    Dec. 31     Dec. 31
                                           -------    -------     -------    -------     -------    -------     -------     -------
Funds from Operations:
Net income available to common
  shareholders                             $ 1,437    $(1,080)    $   357    $   760     $ 2,553    $20,303     $ 5,744     $29,360
Real estate depreciation and amortization   18,336     20,497      38,833     20,377      18,834     18,322      19,437      76,970
Share of joint venture real estate
  depreciation and amortization                  -          -           -         39           -          -           -          39
Minority interest in operating partnership     136        (95)         41         54         251      1,830         771       2,906
Loss (gain) on sales of properties               -          -           -     (3,020)          -    (18,777)      2,151     (19,646)
                                           ------------------------------    ------------------------------------------------------
FFO                                        $19,909    $19,322     $39,231    $18,210     $21,638    $21,678     $28,103     $89,629
                                           ------------------------------    ------------------------------------------------------

Weighted average common shares
  outstanding - diluted                     39,703     39,830      39,767     39,300      39,405     39,547      39,708      39,496

FFO per diluted share                      $  0.50    $  0.49     $  0.99    $  0.46     $  0.55    $  0.55     $  0.71     $  2.27
FFO per diluted share - After add back
  of 2004 preferred stock redemption
  costs                                    $  0.50    $  0.49     $  0.99    $  0.58     $  0.55    $  0.55     $  0.71     $  2.39
FFO per diluted share - After add back
  of 2005 impairment loss                  $  0.50    $  0.52     $  1.02    $  0.46     $  0.55    $  0.55     $  0.71     $  2.27

                                           ------------------------------    ------------------------------------------------------
                                                        2005                                         2004
                                           ------------------------------    ------------------------------------------------------
                                            3 mos      3 mos        YTD       3 mos       3 mos      3 mos       3 mos       12 mos
                                           Mar. 31    June 30     June 30    Mar. 31     June 30    Sept. 30    Dec. 31     Dec. 31
                                           -------    -------     -------    -------     -------    -------     -------     -------
FFO Payout Ratio:
  Dividend paid per common share/unit      $0.4808    $0.4808     $0.9616    $0.4808     $0.4808    $0.4808     $0.4808     $1.9232
  FFO Payout ratio after add back of
    issuance cost write off and
    impairment loss                           95.9%      92.5%       94.1%      82.9%       87.6%      87.7%       67.9%       80.6%

                                           ------------------------------    ------------------------------------------------------
                                                        2005                                         2004
                                           ------------------------------    ------------------------------------------------------
                                            3 mos      3 mos        YTD       3 mos       3 mos      3 mos       3 mos        YTD
                                           Mar. 31    June 30     June 30    Mar. 31     June 30    Sept. 30    Dec. 31     Dec. 31
                                           -------    -------     -------    -------     -------    -------     -------     -------
Non-cash amounts included in FFO
Deferred Leasing Costs                       1,015      2,288       3,303      1,531       1,582      1,147         626       4,886
Straight line adjustment as increase
  (decrease) to minimum rents                  450        (28)        422        194         513        135        (228)        614
Fair Value of Debt amortized as reduction
  to interest expense                          107        107         214        107         107        107         107         428
Intangible Amortization increase
  (decrease) to minimum rents                  204        207         411        309         239        190         203         941
Impairment losses                                -      1,375       1,375          -           -          -           -           -
Issuance Costs write-off upon Series B
  Redemption                                     -          -           -      4,878           -          -           -       4,878

                 EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
                        (dollars and shares in thousands)

                                              ------------------------------   ----------------------------------------------------
                                                           2005                                        2004
                                              ------------------------------   ----------------------------------------------------
                                               3 mos      3 mos       YTD       3 mos      3 mos      3 mos      3 mos       YTD
                                              Mar. 31    June 30    June 30    Mar. 31    June 30    Sept. 30   Dec. 31    Dec. 31
                                              --------   --------   --------   --------   --------   --------   --------   --------
Calculation of EBITDA:
Net income                                    $  5,796   $  3,279   $  9,075   $ 10,077   $  6,912   $ 24,663   $ 10,103   $ 51,755
Interest expense (continuing and
  discontinued operations)                      21,186     21,580     42,766     23,240     23,064     21,856     21,617     89,777
Loan fee amortization (continuing and
  discontinued operations)                         642        676      1,318      1,010      2,088        692        593      4,383
Taxes (continuing and discontinued operations)     189        290        479         21         75        198        357        651
Depreciation and amortization (continuing and
  discontinued operations)                      18,854     21,036     39,890     21,024     19,320     18,849     19,992     79,185
                                              --------   --------   --------   --------   --------   --------   --------   --------
EBITDA                                          46,667     46,861     93,528     55,372     51,459     66,258     52,662    225,751
Minority Interest in operating partnership         136        (95)        41         54        251      1,830        771      2,906
Loss (gain) on sales of properties and
  properties held for sale and impairment
  charges                                            -      1,375      1,375     (3,020)         -    (18,777)     2,151    (19,646)
                                              --------   --------   --------   --------   --------   --------   --------   --------
Adjusted EBITA                                $ 46,803   $ 48,141   $ 94,944   $ 52,406   $ 51,710   $ 49,311   $ 55,584   $209,011
                                              ========   ========   ========   ========   ========   ========   ========   ========

Operating Ratios:
General and administrative / total revenues        7.4%       6.7%       7.1%       3.3%       4.3%       4.3%       4.6%       4.1%
Tenant reimbursements / (real estate taxes
  + property operating expenses)                  87.2%      91.0%      89.1%      86.9%      85.9%      86.2%      89.6%      86.9%

Earnings per Share:
Weighted average common shares outstanding
  - basic                                       35,713     35,837     35,775     35,130     35,501     35,574     35,614     35,456
Weighted average common shares outstanding
  - diluted                                     39,703     39,830     39,767     39,300     39,405     39,547     39,708     39,496

Earnings per share from continuing operations
  - basic                                     $   0.04   $  (0.01)  $   0.04   $  (0.10)  $   0.01   $   0.08   $   0.21   $   0.21
Discontinued operations and gain (loss) on
  sales of properties - basic                 $      -   $  (0.02)  $  (0.03)  $   0.12   $   0.06   $   0.49   $  (0.05)  $   0.62
Earnings per share - basic                    $   0.04   $  (0.03)  $   0.01   $   0.02   $   0.07   $   0.57   $   0.16   $   0.83

Earnings per share from continuing operations
  - diluted                                   $   0.04   $  (0.01)  $   0.03   $  (0.10)  $   0.01   $   0.07   $   0.21   $   0.20
Discontinued operations and gain (loss) on
  sales of properties - diluted               $      -   $  (0.02)  $  (0.02)  $   0.12   $   0.06   $   0.49   $  (0.05)  $   0.61
Earnings per share - diluted                  $   0.04   $  (0.03)  $   0.01   $   0.02   $   0.07   $   0.56   $   0.16   $   0.82

                                SEGMENT REPORTING
                             (dollars in thousands)

                             --------------------------------------------------   --------------------------------------------------
                                  For the three months ended June 30, 2005              For the six months ended June 30, 2005
                             --------------------------------------------------   --------------------------------------------------

                                           Community                                            Community
                                Malls       Centers     Corporate       Total        Malls       Centers     Corporate       Total
                             ----------   ----------   ----------    ----------   ----------   ----------   ----------    ----------
Total revenues               $   78,821   $    4,469   $    1,364    $   84,654   $  158,553   $    8,349   $    1,972    $  168,874
Total operating expenses         50,249        2,071        6,131        58,451       98,559        4,316       12,148       115,023
                             ----------   ----------   ----------    ----------   ----------   ----------   ----------    ----------
Operating income (loss)      $   28,572   $    2,398   $   (4,767)   $   26,203   $   59,994   $    4,033   $  (10,176)   $   53,851
                             ==========   ==========   ==========    ==========   ==========   ==========   ==========    ==========

Net property and equipment   $1,677,585   $  122,550   $      569    $1,800,704   $1,677,585   $  122,550   $      569    $1,800,704
                             ==========   ==========   ==========    ==========   ==========   ==========   ==========    ==========

Total Assets                 $1,770,093   $  137,592   $   29,573    $1,937,258   $1,770,093   $  137,592   $   29,573    $1,937,258
                             ==========   ==========   ==========    ==========   ==========   ==========   ==========    ==========


                             --------------------------------------------------   --------------------------------------------------
                                  For the three months ended June 30, 2004              For the six months ended June 30, 2004
                             --------------------------------------------------   --------------------------------------------------

                                           Community                                            Community
                                Malls       Centers     Corporate       Total        Malls       Centers     Corporate       Total
                             ----------   ----------   ----------    ----------   ----------   ----------   ----------    ----------
Total revenues               $   79,412   $    4,879   $    1,070    $   85,361   $  159,110   $    9,517   $    1,133    $  169,760
Total operating expenses         48,353        3,073        4,364        55,790       97,264        5,126        8,034       110,424
                             ----------   ----------   ----------    ----------   ----------   ----------   ----------    ----------
Operating income (loss)      $   31,059   $    1,806   $   (3,294)   $   29,571   $   61,846   $    4,391   $   (6,901)   $   59,336
                             ==========   ==========   ==========    ==========   ==========   ==========   ==========    ==========

Net property and equipment   $1,701,913   $  118,897   $   99,156    $1,919,966   $1,701,913   $  118,897   $   99,156    $1,919,966
                             ==========   ==========   ==========    ==========   ==========   ==========   ==========    ==========

Total Assets                 $1,782,137   $  154,581   $  108,776    $2,045,494   $1,782,137   $  154,581   $  108,776    $2,045,494
                             ==========   ==========   ==========    ==========   ==========   ==========   ==========    ==========

                                 BALANCE SHEETS
                             (dollars in thousands)

                                                     --------------------------    -----------
                                                                2005                  2004
                                                     --------------------------    -----------
                                                       Mar. 31        June. 30       Dec. 31
                                                     -----------    -----------    -----------
Assets:
Land                                                 $   304,337    $   302,864    $   304,363
Building, improvements and equipment                   1,927,526      1,922,291      1,927,317
Developments in progress                                  30,902         32,211         21,183
                                                     -----------    -----------    -----------
                                                       2,262,765      2,257,366      2,252,863
Less accumulated depreciation                            451,298        456,662        436,454
                                                     -----------    -----------    -----------
    Net property and equipment                         1,811,467      1,800,704      1,816,409

Deferred Leasing Costs, net                               18,149         18,440         18,889
Assets held for sale                                           -         11,334              -
                                                     -----------    -----------    -----------

        Net investment in real estate                  1,829,616      1,830,478      1,835,298

Cash and cash equivalents                                  5,051          8,330          8,446
Restricted cash                                           13,096         15,496         16,330
Tenant accounts receivable, net                           49,450         47,042         51,873
Deferred expenses, net                                     8,752          8,048          9,449
Prepaid and other assets                                  27,367         27,864         25,628
                                                     -----------    -----------    -----------
Total Assets                                         $ 1,933,332    $ 1,937,258    $ 1,947,024
                                                     ===========    ===========    ===========

Liabilities and Shareholders' Equity:
Mortgage notes payable                               $ 1,323,793    $ 1,319,338    $ 1,328,604
Notes payable                                             82,600        109,200         74,000
Accounts payable and accrued expenses                     51,988         50,437         53,892
Distributions payable                                     23,238         23,328         23,186
                                                     -----------    -----------    -----------
                                                       1,481,619      1,502,303      1,479,682

Minority interest in partnership                          22,051         20,458         23,520

Shareholders' Equity:
Series F cumulative preferred stock                       60,000         60,000         60,000
Series G cumulative preferred stock                      150,000        150,000        150,000
Common shares of beneficial interest                         358            360            357
Additional paid-in capital                               536,494        540,257        534,286
Unvested restricted shares                                  (597)        (1,173)             -
Distributions in excess of accumulated earnings         (316,558)      (334,912)      (300,786)
Other comprehensive loss                                     (35)           (35)           (35)
                                                     -----------    -----------    -----------
Total Liabilities and Shareholders' Equity           $ 1,933,332    $ 1,937,258    $ 1,947,024
                                                     ===========    ===========    ===========

                 MARKET CAPITALIZATION, and DEBT COVERAGE RATIOS
                        (dollars and shares in thousands)

                                           -----------------------   --------------------------------------------------------------
                                                     2005                                         2004
                                           -----------------------   --------------------------------------------------------------
                                              3 mos        3 mos        3 mos        3 mos       3 mos         3 mos        YTD
                                             Mar. 31      June 30      Mar. 31      June 30     Sept. 30      Dec. 31      Dec. 31
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Share price (end of period)                $    23.70   $    27.75   $    27.10   $    22.12   $    24.30   $    27.71   $    27.71

Market Capitalization Ratio:
  Common shares outstanding                    35,791       35,980       35,389       35,561       35,586       35,683       35,683
  Operating Partnership units outstanding       3,474        3,473        3,563        3,563        3,563        3,474        3,474
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total common shares and units
    outstanding at end of period               39,265       39,453       38,952       39,124       39,149       39,157       39,157
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

  Valuation - Common shares and
    operating partnership units
    outstanding                            $  930,581   $1,094,821   $1,055,599   $  865,423   $  951,321   $1,085,040   $1,085,040
  Valuation - Preferred stock                 210,000      210,000      210,000      210,000      210,000      210,000      210,000
  Total debt (end of period)                1,406,393    1,428,538    1,501,768    1,496,069    1,397,134    1,402,604    1,402,604
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Total market capitalization              $2,546,974   $2,733,359   $2,767,367   $2,571,492   $2,558,455   $2,697,644   $2,697,644
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========

  Debt / Market capitalization                   55.2%        52.3%        54.3%        58.2%        54.6%        52.0%        52.0%
  Debt / Gross asset value (1)                   59.0%        59.7%        60.2%        60.7%        58.3%        58.9%        58.9%


Debt Coverage Ratios:
Interest coverage ratio                           2.2          2.2          2.3          2.2          2.3          2.6          2.3
(Adjusted EBITDA from page 4 / interest
  expense)
Debt service coverage ratio                       1.8          1.9          1.9          1.9          1.9          2.1          2.0
(Adjusted EBITDA / interest expense +
  scheduled principal payments)

(1) Gross Asset Value is total assets plus accumulated depreciation

                                  DEBT SCHEDULE
                             (dollars in thousands)

Mortgage Notes Payable:
-----------------------
                                                                  Interest Rates
                                        June 30,      Dec. 31,    --------------   Interest  Payment Balloon Pmt.     Final
Fixed Rate                                2005          2004       2005     2004     Terms    Terms  at Maturity     Maturity
----------                                ----          ----       ----     ----     -----    -----  -----------     --------
Montgomery Mall Associates, LP        $   43,906    $   44,257     6.79%    6.79%              (a)    $ 43,843          (d)
Weberstown Mall, LLC                      19,255        19,383     7.43%    7.43%              (a)    $ 19,033      May 1, 2006
SAN Mall, LP                              33,755        33,985     8.35%    8.35%              (a)    $ 32,615          (e)
Colonial Park Mall, LP                    33,218        33,459     7.73%    7.73%              (a)    $ 32,033          (e)
Mount Vernon Venture, LLC                  8,916         8,968     7.41%    7.41%              (a)    $  8,624   February 11, 2008
Charlotte Eastland Mall, LLC              44,928        45,292     7.84%    7.84%              (a)    $ 42,302          (f)
Morgantown Mall Associates, LP            53,806        54,227     6.89%    6.89%              (a)    $ 50,823          (f)
Grand Central, LP                         48,925        49,276     7.18%    7.18%              (a)    $ 46,065   February 1, 2009
Johnson City Venture, LLC                 39,409        39,606     8.37%    8.37%              (a)    $ 37,026     June 1, 2010
Polaris Center, LLC                       41,170        41,387     8.20%    8.20%              (a)    $ 38,543          (g)
Glimcher Ashland Venture, LLC             25,541        25,770     7.25%    7.25%              (a)    $ 21,817   November 1, 2011
Dayton Mall Venture, LLC                  57,100        57,481     8.27%    8.27%              (a)    $ 49,864          (h)
Glimcher WestShore, LLC                   97,542        98,275     5.09%    5.09%              (a)    $ 84,824   September 9, 2012
University Mall, LP                       64,452        65,050     7.09%    7.09%              (a)    $ 52,524          (i)
PFP Columbus, LLC                        145,539       146,631     5.24%    5.24%              (a)    $124,572    April 11, 2013
LC Portland, LLC                         136,309       137,285     5.42%    5.42%              (a)    $116,922          (j)
JG Elizabeth, LLC                        162,603       163,827     4.83%    4.83%              (a)    $135,194     June 8, 2014
MFC Beavercreek, LLC                     111,649       112,423     5.45%    5.45%              (a)    $ 92,762   November 1, 2014
Glimcher SuperMall Venture, LLC           60,725        61,107     7.54%    7.54%              (a)    $ 49,969          (k)
Tax Exempt Bonds                          19,000        19,000     6.00%    6.00%              (c)    $ 19,000   November 1, 2028
                                      ----------    ----------
                                       1,247,748     1,256,689
                                      ----------    ----------
Variable Rate
-------------
GM Olathe, LLC                            30,000        30,000     5.22%    4.40%     (l)      (b)    $ 30,000     June 9, 2006
EM Columbus, LLC                          24,000        24,000     5.33%    4.42%     (m)      (b)    $ 24,000    January 1, 2007
Other Variable Rate Debt                  15,482        15,593      (n)      (n)             (a) (b)  $ 15,463          (o)
                                      ----------    ----------
                                          69,482        69,593
                                      ----------    ----------
Other
-----
Fair Value Adjustment - Polaris
  Center, LLC                              2,108         2,322
                                      ----------    ----------

Total Mortgage Notes Payable          $1,319,338    $1,328,604
                                      ==========    ==========

(a)  The loan requires monthly payments of principal and interest.
(b)  The loan requires monthly payments of interest only.
(c)  The loan requires semi-annual payments of interest only.
(d)  The loan matures in August 2028, with an optional prepayment date in 2005.
(e)  The loan matures in October 2027, with an optional prepayment date in 2007.
(f) The loan matures in September 2028, with an optional prepayment date in 2008.
(g)  The loan matures in June 2030, with an optional prepayment date in 2010.
(h)  The loan matures in July 2027, with an optional prepayment date in 2012.
(i)  The loan matures in January 2028, with an optional prepayment date in 2013.
(j)  The loan matures in June 2033, with an optional prepayment date in 2013.
(k) The loan matures in September 2029, with an optional prepayment date in 2015.
(l) Interest rate of LIBOR (capped by a derivative at 6.00%) plus 200 basis points until maturity.
(m)  Interest rate of LIBOR plus 200 basis points.
(n) Interest rates ranging from LIBOR plus 195 to 250 basis points (5.18% to 5.61% at June 30, 2005 and 4.34% to 4.78% at December 31, 2004).
(o)  Final maturity dates ranging from August 2005 to May 2006.

                                 DEBT MATURITIES
                             (dollars in thousands)

                                       Balance
          Description                 6/30/2005      2005         2006         2007         2008         2009         2010
          -----------                ----------   ----------   ----------   ----------   ----------   ----------   ----------
Fixed Rate
----------
Montgomery Mall Associates, LP       $   43,906   $   43,906   $        -   $        -   $        -   $        -   $        -
Weberstown Mall, LLC                     19,255          129       19,126            -            -            -            -
SAN Mall, LP                             33,755          232          503       33,020            -            -            -
Colonial Park Mall,  LP                  33,218          243          523       32,452            -            -            -
Mount Vernon Venture, LLC                 8,916           52          111          120        8,633            -            -
Charlotte Eastland Mall, LLC             44,928          369          793          859       42,907            -            -
Morgantown Mall Associates, LP           53,806          425          907          972       51,502            -            -
Grand Central, LP                        48,925          353          757          814          865       46,136            -
Johnson City Venture, LLC                39,409          195          427          464          496          549       37,278
Polaris Center, LLC                      41,170          217          471          512          547          604       38,819
Ashland Venture, LLC                     25,541          233          498          536          572          620          668
Dayton Mall Venture, LLC                 57,100          383          831          903          969        1,066        1,159
Glimcher WestShore, LLC                  97,542          738        1,549        1,631        1,703        1,807        1,902
University Mall, LP                      64,452          606        1,294        1,390        1,481        1,604        1,723
PFP Columbus, LLC                       145,539        1,100        2,311        2,437        2,548        2,708        2,855
LC Portland, LLC                        136,309          983        2,070        2,187        2,290        2,439        2,577
JG Elizabeth, LLC                       162,603        1,233        2,580        2,709        2,823        2,986        3,135
MFC Beavercreek, LLC                    111,649          778        1,639        1,732        1,814        1,933        2,043
Glimcher SuperMall Venture, LLC          60,725          384          826          892          949        1,037        1,119
Tax Exempt Bonds                         19,000            -            -            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                      1,247,748       52,559       37,216       83,630      120,099       63,489       93,278
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
Variable Rate
-------------
Other Variable Rate Debt                 15,482        7,844        7,638            -            -            -            -
EM Columbus, LLC                         24,000            -       24,000            -            -            -            -
GM Olathe, LLC                           30,000            -       30,000            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                         69,482        7,844       61,638            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------

Total Mortgage Notes Payable          1,317,230       60,403       98,854       83,630      120,099       63,489       93,278

Credit Facility                         109,200            -      109,200            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total Notes Payable                     109,200            -      109,200            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
Other
-----
Fair Value Adjustment Amortization
  - Polaris Center, LLC                   2,108          214          428          428          428          428          182

Total Debt                           $1,428,538   $   60,617   $  208,482   $   84,058   $  120,527   $   63,917   $   93,460
                                     ==========   ==========   ==========   ==========   ==========   ==========   ==========



          Description                   2011         2012         2013         2014         2015         2016+
          -----------                ----------   ----------   ----------   ----------   ----------   ----------
Fixed Rate
----------
Montgomery Mall Associates, LP       $        -   $        -   $        -   $        -   $        -   $        -
Weberstown Mall, LLC                          -            -            -            -            -            -
SAN Mall, LP                                  -            -            -            -            -            -
Colonial Park Mall,  LP                       -            -            -            -            -            -
Mount Vernon Venture, LLC                     -            -            -            -            -            -
Charlotte Eastland Mall, LLC                  -            -            -            -            -            -
Morgantown Mall Associates, LP                -            -            -            -            -            -
Grand Central, LP                             -            -            -            -            -            -
Johnson City Venture, LLC                     -            -            -            -            -            -
Polaris Center, LLC                           -            -            -            -            -            -
Ashland Venture, LLC                     22,414            -            -            -            -            -
Dayton Mall Venture, LLC                  1,260       50,529            -            -            -            -
Glimcher WestShore, LLC                   2,003       86,209            -            -            -            -
University Mall, LP                       1,851        1,977       52,526            -            -            -
PFP Columbus, LLC                         3,011        3,155      125,414            -            -            -
LC Portland, LLC                          2,722        2,856      118,185            -            -            -
JG Elizabeth, LLC                         3,292        3,437        3,629      136,779            -            -
MFC Beavercreek, LLC                      2,159        2,265        2,409       94,877            -            -
Glimcher SuperMall Venture, LLC           1,208        1,292        1,406        1,517       50,095            -
Tax Exempt Bonds                              -            -            -            -            -       19,000
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                         39,920      151,720      303,569      233,173       50,095       19,000
                                     ----------   ----------   ----------   ----------   ----------   ----------
Variable Rate
-------------
Other Variable Rate Debt                      -            -            -            -            -            -
EM Columbus, LLC                              -            -            -            -            -            -
GM Olathe, LLC                                -            -            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                              -            -            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------

Total Mortgage Notes Payable             39,920      151,720      303,569      233,173       50,095       19,000

Credit Facility                               -            -            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------
Total Notes Payable                           -            -            -            -            -            -
                                     ----------   ----------   ----------   ----------   ----------   ----------
Other
-----
Fair Value Adjustment Amortization
  - Polaris Center, LLC                       -            -            -            -            -            -

Total Debt                           $   39,920   $  151,720   $  303,569   $  233,173   $   50,095   $   19,000
                                     ==========   ==========   ==========   ==========   ==========   ==========

                              OCCUPANCY STATISTICS



Portfolio Occupancy Statistics
------------------------------
Portfolio occupancy statistics by property type are summarized below:

                                                                        Occupancy (1)
Property Type                              6/30/2005       3/31/2005      12/31/2004      9/30/2004        6/30/2004
-------------                              ---------       ---------      ----------      ---------        ---------
Mall Anchors                                 91.3%           91.3%           93.7%           94.5%           94.9%
Mall Stores                                  88.0%           87.6%           88.5%           85.8%           86.4%
Total Mall Portfolio                         90.1%           90.0%           91.8%           91.4%           91.8%

Community Center Anchors                     63.8%           63.8%           67.9%           66.2%           79.4%
Community Center Stores                      63.7%           65.3%           66.6%           69.1%           74.3%
Total Community Center Portfolio             63.8%           64.2%           67.6%           66.9%           78.1%

                                                                        Occupancy (1)
Property Type                                              6/30/2005                      6/30/2004
-------------                                              ---------                      ---------
Total Mall Portfolio                                         90.1%                           91.8%
Comparable Mall Portfolio                                    90.1%                           91.8%

Total Community Center Portfolio                             63.8%                           78.1%
Comparable Community Center Portfolio                        63.8%                           72.5%


(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

                     LEASING RESULTS AND RE-LEASING SPREADS


Leasing Activity
----------------
The following table summarizes the new and rollover lease activity by type for the six months ended June 30, 2005:

                                    GLA Analysis          Average Annualized Base Rents
                                    ------------          -----------------------------
                              New     Rollover              New      Rollover              Portfolio
Property Type                Leases    Leases    Total     Leases     Leases      Total     Average
-------------                ------    ------    -----     ------     ------      -----     -------
Mall Anchors                198,356    98,958   297,314   $   4.27   $   9.20   $   5.91   $   6.07
Mall Stores                 117,561   173,771   291,332   $  28.50   $  25.96   $  26.98   $  24.58

Community Center Anchors          -         -         -   $      -   $      -   $      -   $   6.42
Community Center Stores      22,860    21,807    44,667   $   6.61   $   7.42   $   7.00   $  13.26

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and six months ended June 30, 2005 for only those leases where the space was occupied in the previous 24 months.

                                    GLA Analysis                          Average Annualized Base Rents
                                    ------------                          -----------------------------
                                                                                                                            Percent
                                                                                                                  Total     Change
                                                                                                       Total      Prior       in
                              New     Rollover              New       Prior     Rollover     Prior      New/     Tenants/    Base
Property Type                Leases    Leases    Total     Leases    Tenants     Leases       Rent    Rollover     Rent      Rent
-------------                ------    ------    -----     ------    -------     ------       ----    --------     ----      ----
Three months ended
------------------
  June 30, 2005
  -------------
Mall Anchors                 83,356    42,920   126,276   $   4.28   $   1.75   $  13.39   $  13.39   $   7.37   $   5.71      29%
Mall Stores                  36,578    56,334    92,912   $  26.40   $  26.16   $  30.32   $  25.97   $  28.78   $  26.05      10%

Six months ended
----------------
  June 30, 2005
  -------------
Mall Anchors                133,356    98,958   232,314   $   3.42   $   2.97   $   9.20   $  12.01   $   5.89   $   6.82     -14%
Mall Stores                  49,333   168,806   218,139   $  29.99   $  28.50   $  26.15   $  24.34   $  27.02   $  25.28       7%

(1) This report excludes ground leases, ATM's and development projects.

                   MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
                               as of June 30, 2005

MARKET DOMINANT
---------------
                                                                        Average      Average
                                                                      Mall Store   Mall Store
                                                                       Sales Per    Sales Per   Mall Store  Mall Store  % of Mall
                                                 MSA                  Square Foot  Square Foot  Occupancy   Occupancy   Portfolio
      Property            Location              Size      Total GLA    June 2005    June 2004   6/30/2005   6/30/2004    NOI (1)
-----------------------------------------------------------------------------------------------------------------------------------
Jersey Gardens          Elizabeth, NJ            1       1,290,399
Lloyd Center            Portland, OR             23      1,444,820
Mall at Fairfield
  Commons               Dayton, OH               53      1,136,664
Mall at Johnson City    Johnson City, TN         85        531,096
Polaris Fashion Place   Columbus, OH             33      1,582,033
Weberstown Mall         Stockton, CA             76        859,009
WestShore Plaza         Tampa, FL                21      1,060,201
                                                       ----------------------------------------------------------------------------
                                                         7,904,222        $ 397       $ 386        93.5%       90.4%        49%
                                                       ----------------------------------------------------------------------------

TRADE AREA DOMINANT
-------------------
                                                                        Average      Average
                                                                      Mall Store   Mall Store
                                                                       Sales Per    Sales Per   Mall Store  Mall Store  % of Mall
                                                 MSA                  Square Foot  Square Foot  Occupancy   Occupancy   Portfolio
      Property            Location              Size      Total GLA    June 2005    June 2004   6/30/2005   6/30/2004    NOI (1)
-----------------------------------------------------------------------------------------------------------------------------------
Ashland Town Center     Ashland, KY            >100        441,371
Colonial Park Mall      Harrisburg, PA          67         745,221
Dayton Mall             Dayton, OH              53       1,308,242
Eastland Mall  (NC)     Charlotte, NC           34       1,065,122
Grand Central Mall      Parkersburg, WV        >100        907,008
Indian Mound Mall       Columbus, OH            33         557,122
Morgantown Mall         Morgantown, WV         >100        540,764
Northtown Mall          Minneapolis, MN         15         798,472
River Valley Mall       Columbus, OH            33         571,958
Supermall of the
  Great NW              Seattle, WA             13         942,334
University Mall         Tampa, FL               21       1,317,174
                                                       ----------------------------------------------------------------------------
                                                         9,194,788        $ 304       $ 301        87.3%        86.5%        42%
                                                       ----------------------------------------------------------------------------

OPPORTUNISTIC
-------------
                                                                        Average      Average
                                                                      Mall Store   Mall Store
                                                                       Sales Per    Sales Per   Mall Store  Mall Store  % of Mall
                                                 MSA                  Square Foot  Square Foot  Occupancy   Occupancy   Portfolio
      Property            Location              Size      Total GLA    June 2005    June 2004   6/30/2005   6/30/2004    NOI (1)
-----------------------------------------------------------------------------------------------------------------------------------
Almeda Mall             Houston, TX              10        797,358
Eastland Mall  (OH)     Columbus, OH             33        896,597
Great Mall of the
  Great Plains          Kansas City, KS          26        811,198
Montgomery Mall         Montgomery, AL          >100       726,577
New Towne Mall          New Philadelphia, OH    >100       516,205
Northwest Mall          Houston, TX              10        794,335
Southside Mall          Oneonta, NY             >100       229,929
                                                       ----------------------------------------------------------------------------
                                                         4,772,199        $ 249       $ 229        79.6%        79.1%         9%
                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------
TOTAL MALL PORTFOLIO                                    21,871,209        $ 334       $ 319        88.0%        86.4%       100%
                                                       ----------------------------------------------------------------------------

(1) Based on 2004 Net Operating Income

                         SUMMARY OF SIGNIFICANT TENANTS
                               As of June 30, 2005


                     Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent
                     ----------------------------------------------------------------------

                                                                                                % of Total
                                                                                 Annualized     Annualized
                                                Number of          GLA of          Minimum        Minimum
             Tenant Name                          Stores           Stores           Rent            Rent
---------------------------------------        -------------   -------------   -------------   -------------
Gap, Inc.                                                 31         413,549   $   6,441,186             3.1%
Foot Locker, Inc.                                         56         242,356       5,820,576             2.8%
Limited Brands, Inc.                                      57         324,092       5,714,773             2.7%
Sterling Inc.                                             36          57,783       4,285,597             2.1%
Sears Holding Corporation                                 24       2,883,307       3,822,984             1.8%
JCPenney Company, Inc.                                    19       1,943,614       3,760,453             1.8%
Saks Incorporated                                          5         471,355       3,401,692             1.6%
Steve & Barry's University Sportswear                      7         529,034       3,267,846             1.6%
Zales Corporation                                         43          42,493       3,009,262             1.4%
Luxottica Group                                           53          81,636       2,980,810             1.4%
Burlington Coat Factory                                    8         509,249       2,696,468             1.3%
Regal Cinemas                                              7         246,293       2,411,823             1.2%
American Eagle Outfitters                                 18          99,579       2,373,207             1.1%
Finish Line, Inc.                                         20         112,015       2,370,105             1.1%
Genesco Inc.                                              42          59,637       2,171,464             1.0%
                                               -------------   -------------   -------------   -------------
Total tenants representing > 1.0%                        426       8,015,992   $  54,528,246            26.0%
                                               =============   =============   =============   =============

                          TOP 10 REGIONAL MALL TENANTS
                               As of June 30, 2005

Mall Stores (ranked by percent of total minimum mall rents)

                                                                                                      % of Total
                                                                                   Annualized         Annualized
                                                     Number of       GLA of          Minimum            Minimum
               Tenant Name                            Stores         Stores           Rents           Mall Rents
               -----------                            ------         ------           -----           ----------
Foot Locker, Inc.                                       56           242,356       $ 5,820,576           3.0%
Limited Brands, Inc.                                    57           324,092       $ 5,714,773           2.9%
Sterling Inc.                                           35            52,003       $ 4,199,357           2.1%
Gap, Inc. (1)                                           25           248,061       $ 3,992,303           2.0%
Zales Corporation                                       43            42,493       $ 3,009,262           1.5%
Luxottica Group                                         53            81,636       $ 2,980,810           1.5%
American Eagle Outfitters                               18            99,579       $ 2,373,207           1.2%
Finish Line, Inc.                                       20           112,015       $ 2,370,105           1.2%
Genesco, Inc.                                           42            59,637       $ 2,171,464           1.1%
Claire's Boutique                                       38            45,042       $ 1,820,492           0.9%

Mall Anchors (ranked by total GLA)

                                                                                   Annualized
                                                     Number of       GLA of          Minimum          % of Total
               Tenant Name                            Stores         Stores           Rents            Mall GLA
               -----------                            ------         ------           -----            --------
Sears Holding Corporation                               17         2,409,237       $ 1,763,810          11.0%
JC Penney Company, Inc.                                 16         1,889,960       $ 3,642,107           8.6%
Federated Department Stores                              7         1,243,359       $   250,000           5.7%
May Department Stores                                    4         1,094,760       $   255,000           5.0%
Bon-Ton Department Stores, Inc.                          8           844,588       $ 1,818,912           3.9%
Belks                                                    6           576,531       $ 1,894,752           2.6%
Dillard's                                                3           533,962                 -           2.4%
Steve & Barry's University Sportswear                    6           513,963       $ 3,026,710           2.3%
Burlington Coat Factory                                  6           499,726       $ 2,509,468           2.3%
Saks Incorporated                                        5           471,355       $ 3,401,962           2.2%

(1) Five Old Navy and one Gap Outlet store are excluded from the table due to classification of stores greater than 20,000 GLA as anchor stores. If these six anchor stores were included, Gap, Inc. would represent 3.1% of total mall minimum rents.

                            LEASE EXPIRATION SCHEDULE
                               As of June 30, 2005


Mall Portfolio
--------------

                                                               Percent of
                           Anchor       Store       Total     Occupied GLA     Anchor       Store          Total
   Lease      Number    Square Feet  Square Feet  Square Feet  Represented   Annualized   Annualized    Annualized
 Expiration     of         of GLA      of GLA       of GLA     by Expiring   Base Rents   Base Rents    Base Rents
    Year      Leases     Expiring     Expiring     Expiring      Leases       Expiring     Expiring      Expiring
    ----      ------     --------     --------     --------      ------       --------     --------      --------
    2005          351      178,807      733,329      912,136          4.6%  $   478,416  $ 14,335,554  $ 14,813,970
    2006          469      712,543    1,195,057    1,907,600          9.7%    3,880,075    20,788,896    24,668,971
    2007          259      586,751      684,646    1,271,397          6.5%    1,518,557    15,772,378    17,290,935
    2008          239      756,165      540,568    1,296,733          6.6%    2,973,684    14,563,264    17,536,948
    2009          244    1,520,440      673,724    2,194,164         11.1%    4,787,202    16,164,540    20,951,742
Thereafter        851    9,075,406    3,048,180   12,123,586         61.5%   29,022,678    71,697,654   100,720,332
            ---------   ----------   ----------   ----------  -----------   -----------  ------------  ------------
                2,413   12,830,112    6,875,504   19,705,616        100.0%  $42,660,612  $153,322,286  $195,982,898
            =========   ==========   ==========   ==========  ===========   ===========  ============  ============

                                          Percent of
                Anchor        Store       Annualized
              Annualized   Annualized    Base Rents
   Lease     Base Rents/   Base Rents/   Represented
 Expiration  Square Foot   Square Foot   by Expiring
    Year     Expiring (1)  Expiring (1)    Leases
    ----     ------------  ------------    ------
    2005       $   2.68     $   21.89         7.6%
    2006       $   5.61     $   19.78        12.6%
    2007       $   2.59     $   25.21         8.8%
    2008       $   3.93     $   29.10         8.9%
    2009       $   3.60     $   27.02        10.7%
Thereafter     $   8.34     $   25.52        51.4%
                                        ----------
               $   6.07     $   24.58       100.0%
                                        ==========

Community Center Portfolio
--------------------------

                                                               Percent of
                           Anchor       Store       Total     Occupied GLA     Anchor       Store          Total
   Lease      Number    Square Feet  Square Feet  Square Feet  Represented   Annualized   Annualized    Annualized
 Expiration     of         of GLA      of GLA       of GLA     by Expiring   Base Rents   Base Rents    Base Rents
    Year      Leases     Expiring     Expiring     Expiring      Leases       Expiring     Expiring      Expiring
    ----      ------     --------     --------     --------      ------       --------     --------      --------
    2005           27       25,900       72,687       98,587          6.2%  $    77,700  $    979,738  $  1,057,438
    2006           18       23,600       73,433       97,033          6.1%      123,900       694,930       818,830
    2007           16       59,658       37,778       97,436          6.1%      375,860       459,248       835,108
    2008           13       48,530       42,010       90,540          5.7%      177,913       326,753       504,666
    2009           15      371,559       50,600      422,159         26.4%    1,370,952       661,930     2,032,882
Thereafter         37      677,385      115,068      792,453         49.6%    5,623,356     1,803,052     7,426,408
            ---------   ----------   ----------   ----------  -----------   -----------  ------------  ------------
                  126    1,206,632      391,576    1,598,208        100.0%  $ 7,749,681  $  4,925,651  $ 12,675,332
            =========   ==========   ==========   ==========  ===========   ===========  ============  ============

                                          Percent of
                Anchor        Store       Annualized
              Annualized   Annualized    Base Rents
   Lease     Base Rents/   Base Rents/   Represented
 Expiration  Square Foot   Square Foot   by Expiring
    Year     Expiring (1)  Expiring (1)    Leases
    ----     ------------  ------------    ------
    2005       $   3.00     $   13.48         8.3%
    2006       $   5.25     $    9.94         6.5%
    2007       $   6.30     $   12.16         6.6%
    2008       $   3.67     $   10.08         4.0%
    2009       $   3.69     $   14.05        16.0%
Thereafter     $   8.30     $   16.69        58.6%
                                        ----------
               $   6.42     $   13.26       100.0%
                                        ==========

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

                              CAPITAL EXPENDITURES
                             (dollars in thousands)


                                                              for the three months
                                                                 ended June 30
                                                          ---------------------------
                                                          Consolidated   Consolidated
                                                           Properties     Properties
                                                              2005           2004
                                                          ------------   ------------
New Developments                                          $      6,732   $        208
                                                          ------------   ------------

                                                          ------------   ------------
Redevelopment projects                                    $     13,613   $      4,362
                                                          ------------   ------------

Property Capital Expenditures:
   Tenant Improvements and Tenant Allowances:
        Anchor Replacement                                $        221   $      1,547
        Non-anchor replacement                                   2,338          2,050
   Operational capital expenditures                              1,334          1,470
                                                          ------------   ------------
Total Property Capital Expenditures                       $      3,893   $      5,067
                                                          ------------   ------------


                                                              for the six months
                                                                 ended June 30
                                                          ---------------------------
                                                          Consolidated   Consolidated
                                                           Properties     Properties
                                                              2005           2004
                                                          ------------   ------------
New Developments                                          $      6,793   $        357
                                                          ------------   ------------

                                                          ------------   ------------
Redevelopment projects                                    $     22,221   $      5,315
                                                          ------------   ------------

Property Capital Expenditures:
   Tenant Improvements and Tenant Allowances:
        Anchor Replacement                                $        603   $      2,364
        Non-anchor replacement                                   4,599          3,351
   Operational capital expenditures                              1,938          2,146
                                                          ------------   ------------
Total Property Capital Expenditures                       $      7,140   $      7,861
                                                          ------------   ------------

                             REDEVELOPMENT ACTIVITY
                             (dollars in thousands)

                                                              Investments     Planned       Total
                                                     Total     six-months   Investments    Planned                  Project
                                                    Project      ended       Remainder   Investments    Opening     Initial
           Project              Location              Cost     June, 2005      of 2005   During 2005      Date     Yield (1)
-----------------------------------------------------------------------------------------------------------------------------------
Eastland Mall                 Columbus, OH         $ 23,000      $ 5,900       17,100       23,000       4Q-2005       4%      (2)

Dayton Mall                   Dayton, OH             17,000          500        6,900        7,400        2006        11%

Polaris Fashion Place         Columbus, OH            5,000        5,000            -        5,000       4Q-2005       7%      (3)

Mall at Fairfield Commons     Dayton, OH             10,700        2,200        3,800        6,000        2006         9%

Northtown Mall                Minneapolis, MN         6,700        1,300        5,400        6,700        2006        10%

Grand Central Mall            Parkersburg, WV         3,600          800        2,800        3,600       4Q-2005      12%

Montgomery Mall               Montgomery, AL          7,500        3,200        1,100        4,300        2006        11%

Great Mall                    Kansas City, KS         5,000        2,300            -        2,300        2006        10%

Other Miscellaneous Projects                          5,400        1,000        4,400        5,400

                                                 --------------------------------------------------
   Total Redevelopments and Expansions             $ 83,900     $ 22,200     $ 41,500     $ 63,700
                                                 --------------------------------------------------

(1) Represents projected return on current investment only (does not include internal allocation of land value)
(2) After the final phase of redevelopment, the Eastland Mall is projected to stabilize at an overall yield of 10%
(3) When excluding the Van Maur $2,200 investment, the remaining project yield is 13%